UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2009 (June 11, 2009)
Toys “R” Us, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Signature

ITEM 8.01 OTHER EVENTS
     On June 11, 2009, Toys “R” Us, Inc. and its affiliates (“Toys “R” Us”) entered into a settlement agreement (the “Settlement Agreement”) with Amazon.com, Inc. and its affiliates (“Amazon.com”) to settle all disputes related to a lawsuit Toys “R” Us filed against Amazon.com on May 21, 2004, in the Superior Court of New Jersey, in order to terminate the strategic alliance agreement between the parties, and a related lawsuit that Amazon.com filed on June 2, 2006 in the Superior Court of Washington, King County. The lawsuits will be dismissed with prejudice and, pursuant to the terms of the Settlement Agreement, Amazon.com will pay Toys “R” Us $51,000,000 within forty five days of the date of the Settlement Agreement.
     This information, which has been furnished solely for this Item 8.01, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: June 12, 2009	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President — Chief Financial Officer

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